UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8–K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  September 10, 2004

CAPITAL ONE AUTO RECEIVABLES, LLC

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2004-2

(Exact names of Registrant and Co-Registrant as Specified in their respective Charters)

Delaware	333-106575	31-1750007
Delaware	333-106575-05	51-6555100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean,VA		22102
c/o Wilmington Trust Company, Rodney Square North
1100 North Market Street, Wilmington, Delaware		19890
(Address of principal executive offices)		(Zip Code)

(703) 720-1000
(302) 651-1119
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report):
Not Applicable

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Item 8.01.                                          Other Events
The August 2004 Monthly Servicer Report was distributed
September 10, 2004.

Item 9.01.                                          Financial Statements and Exhibits
The following are filed as exhibits to this Report:
Exhibit 20.  August 2004 Monthly Servicer Report

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Capital One Auto Receivables, LLC, and the Co-Registrant, Capital One Prime Auto Receivables Trust 2004-2 by its Depositor, Capital One Auto Receivables, LLC, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital One Auto Receivables, LLC

	By:	/s/ Steve Cunningham
Name: Steve Cunningham
Title: Assistant Vice President

Capital One Prime Auto Receivables Trust 2004-2 By: Capital One Auto Receivables, LLC, Depositor of the Capital One Prime Auto Receivables Trust 2004-2

	By:	/s/ Steve Cunningham
Name: Steve Cunningham
Title: Assistant Vice President

Date: September 10, 2004

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBITS

TO

 FORM 8-K

CAPITAL ONE AUTO RECEIVABLES, LLC

CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2004-2
(Exact names of Registrant and Co-Registrant as Specified in their respective Charters)

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INDEX TO EXHIBITS

Exhibit Number

20.	August 2004 Monthly Servicer Report

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